                               EXHIBIT 10(a)(i)

                         DEFERRED COMPENSATION AGREEMENT


THE STATE OF TEXAS   )
COUNTY OF SMITH      )


     THIS AGREEMENT is entered into by and between SOUTHSIDE STATE BANK of Tyler, Texas, a corporation organized and existing under the laws of the State of Texas, hereinafter called BANK, and B. G. HARTLEY, hereinafter called EXECUTIVE, whereby it is agreed as follows:

                                   WITNESSETH:

                                       I.

     The Board of Directors of BANK have determined that the EXECUTIVE services to the BANK since its formation as its President have been of exceptional merit and has constituted an invaluable contribution to the general welfare of BANK and in bringing BANK to its present status of operating efficiency. The Board of Directors have further determined that the continued service of EXECUTIVE on behalf of BANK is essential to the future growth and profits of BANK and it is in the best interest of BANK to arrange terms of continued employment for EXECUTIVE so as to reasonably assure his remaining in the employ of BANK for the balance of his work lifetime.

                                       II.

     BANK agrees to employ EXECUTIVE in such capacity as the BANK may from time to time determine. The EXECUTIVE will continue in the employment of BANK in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined from time to time by the Board of Directors. EXECUTIVE agrees to well and truly perform his duties and obligations as an employee of BANK and will use his best efforts to furnish faithful and satisfactory service to BANK.

                                      III.

     It is specifically agreed that if EXECUTIVE remains in the employment of BANK until his permanent disability, death or retirement, whichever occurs first, BANK agrees to pay the sum and amount of EIGHT HUNDRED THOUSAND AND NO/100 ($800,000.00) DOLLARS, to EXECUTIVE or his surviving wife or designated beneficiaries, as hereinafter provided. Such deferred compensation shall be payable commencing on the 1st day of the month following the first of the following events to occur; (1) the permanent disability of EXECUTIVE; (2) the retirement of EXECUTIVE; or (3) the death of EXECUTIVE. For the purpose of this agreement, total disability shall be defined as a physical or mental condition as diagnosed by a medical doctor approved or selected by BANK, that so incapacitates or disables EXECUTIVE that he is no longer able to perform the duties and responsibilities assigned to EXECUTIVE and that in the opinion of such medical doctor, such condition is permanent. Such deferred compensation, when it commences, shall be payable as follows:

     1. Sixty (60) equal monthly installments of Five Thousand and No/100 ($5,000.00) Dollars each, with the first monthly installment being payable on the commencement date as above set forth.


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     2.   Commencing on the sixty-first (61st) month following the commencement date, 120 equal consecutive monthly installments of Four Thousand, One Hundred Sixty-Six and 67/100 ($4,166.67) Dollars.


                                       IV.

     EXECUTIVE shall have the right to name a beneficiary other than his wife provided such designation of beneficiary be in writing and signed by EXECUTIVE and delivered to BANK. Such designation of beneficiary may provide for alternative beneficiary if the designated beneficiary fails to survive the EXECUTIVE or fails to survive the term payout, as provided herein. Failure to designate a beneficiary in accordance with the terms hereof shall be deemed an election by EXECUTIVE that such benefits as provided herein shall go to the surviving wife or to his surviving children, should his wife die simultaneously or predecease him.

                                       V.

     If the EXECUTIVE should die prior to retirement, and such death is a result of a suicide, then, in such event, the death benefits provided in this Agreement shall not be payable unless such suicide occurs after the lapsing of any anti-suicide provisions contained in any insurance policy purchased by BANK upon the life of EXECUTIVE, should the BANK so elect to purchase such insurance for its own benefit.

                                       VI.

     When used herein, except as expressly provided herein otherwise, retirement shall be deemed an event as defined or authorized by bank under existing personnel requirements of bank of hereinafter amended or modified.

     If for any reason other than good cause, the employment of EXECUTIVE is terminated by BANK, such termination shall not terminate this Agreement and such involuntary termination other than for good cause shall be deemed the same as retirement for the purpose of this Agreement. For the purpose of this Agreement, "good cause" shall be defined as being action or inaction equivalent to habitual dereliction of duty, misfeasance, willful misconduct, criminal conduct, or gross negligence.

                                      VII.

     Neither the EXECUTIVE nor any beneficiary designated by EXECUTIVE shall have any power or right to transfer, assign, anticipate, mortgage, commute or otherwise encumber in advance any of the benefits payable hereunder, nor shall such benefits be subject to seizure for payment of any debts or judgment of any of them, or be transferred by operation of law in the event of bankruptcy, insolvency or otherwise.


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                                      VIII.

     This Deferred Compensation Agreement shall be in addition to and in lieu of a prior Deferred Compensation Agreement dated May 14, 1979, in the amount of THREE HUNDRED THOUSAND AND NO/100 ($300,000.00) DOLLARS.

                                       IX.

     This Agreement shall be binding upon and inure to the benefit of EXECUTIVE and his personal representatives and the BANK and its successors and assigns. However, it is specifically agreed that this is not a contract of employment between the parties hereto and nothing herein shall restrict the right of the corporation to discharge EXECUTIVE or restrict the right of EXECUTIVE to terminate his employment.


     EXECUTED as of the 13th day of February , 1984.

ATTEST:                                    SOUTHSIDE STATE BANK


By:  /s/ ROBBIE N. EDMONSON                By:  /s/ MURPH WILSON
     ----------------------------------         --------------------------------
         ROBBIE N. EDMONSON, Senior                 MURPH WILSON,
         Vice President and Cashier                 Chairman of the Board


                                                /s/ B. G. HARTLEY
                                                --------------------------------
                                                    B. G. HARTLEY, EXECUTIVE


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                               FIRST AMENDMENT TO
                         DEFERRED COMPENSATION AGREEMENT


THE STATE OF TEXAS  )
COUNTY OF SMITH     )

     THIS AGREEMENT is entered into by and between SOUTHSIDE STATE BANK of Tyler, Texas, a Texas banking corporation, hereinafter called BANK, and B. G. HARTLEY, hereinafter called EXECUTIVE, whereby it is agreed as follows:

                                   WITNESSETH:

                                       I.

     BANK and EXECUTIVE has heretofore entered into a Deferred Compensation Agreement in 1982, which has continued in full force and effect subsequent thereto. The parties hereto desire to amend and modify such Agreement, with such amendment to be effective immediately.

                                       II.

     In such Deferred Compensation Agreement, provided that EXECUTIVE met certain conditions precedent, the BANK, at his permanent disability, death or retirement, whichever occurs first, pay agreed compensation to EXECUTIVE, his surviving wife or designated beneficiaries as the case might then be. The parties hereto desire to eliminate, and do hereby eliminate, permanent disability as one of the enumerated events which cause commencement of payment of deferred compensation. All reference to disability is hereby deleted from said Agreement. Henceforth, the only occurrence that will cause the commencement of deferred compensation payments under the terms of such Agreement shall either be the death or retirement of EXECUTIVE under the terms and conditions of said Deferred Compensation Agreement.

                                      III.

     Except as amended or modified by this Amendment, the parties hereto do reaffirm and ratify said Agreement and when construed together, this Amendment and the original Deferred Compensation Agreement shall constitute the entire agreement of the parties.

     EXECUTED as of the 28th day of June, 1990.

ATTEST:                              SOUTHSIDE STATE BANK


/s/ SAM DAWSON                       By:  /s/ ROBBIE N. EDMONSON
-------------------------------           -------------------------------------
    Assistant Vice President                  ROBBIE N. EDMONSON
                                              Executive Vice President

                                          /s/ B. G. HARTLEY
                                          -------------------------------------
                                              B. G. HARTLEY
                                              EXECUTIVE

                               SECOND AMENDMENT TO
                         DEFERRED COMPENSATION AGREEMENT


THE STATE OF TEXAS   )
COUNTY OF SMITH      )


     THIS AGREEMENT is entered into by and between SOUTHSIDE BANK of Tyler, Texas, a Texas banking corporation ("BANK"), and B. G. HARTLEY ("EXECUTIVE"), whereby it is agreed to as follows:

                                  WITNESSETH:

                                       I.

     BANK and EXECUTIVE entered into a Deferred Compensation Agreement dated February 13, 1984. This Deferred Compensation Agreement has been modified by the First Amendment to Deferred Compensation Agreement dated June 28, 1990. (The Deferred Compensation Agreement as amended by the June 28, 1990, amendment is hereinafter referred to as the "Deferred Agreement.") The Deferred Agreement has continued in full force and effect. BANK and EXECUTIVE desire to amend and modify the Deferred Agreement, with such Amendment to be effective immediately.

                                       II.

     The Board of Directors of BANK has determined that it is in the BANK's best interest to encourage EXECUTIVE to continue his employment with BANK. As such, BANK agrees to increase the amount which EXECUTIVE is entitled to receive under the Deferred Agreement.

                                      III.

     EXECUTIVE shall receive, in addition to all other amounts which he is entitled to under the Deferred Agreement, a bonus hereinafter called "Deferred Compensation Bonus."

                                       IV.

     BANK shall pay the Deferred Compensation Bonus to EXECUTIVE within 120 days after he retires and serves in none of the following capacities: President or Chief Executive Officer.

                                       V.

     If EXECUTIVE dies prior to his retirement, BANK shall pay the Deferred Compensation Bonus to the personal representative of EXECUTIVE's estate within nine (9) months of EXECUTIVE's death.

                                      VI.

     The amount of this Deferred Compensation Bonus is presently $28,581.38 and shall increase by $28,581.38 on the 15th day of December each year provided that EXECUTIVE is employed by BANK on said day in any of the following capacities:
President or Chief Executive Officer.


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                                      VII.

     Except as amended or modified by this Amendment, the parties hereto reaffirm and ratify the Deferred Agreement. This amendment, the First Amendment to Deferred Compensation Agreement, and the original Deferred Compensation Agreement shall constitute the entire Agreement of the parties.

     EXECUTED the 15th day of December, 1994.

ATTEST:                                     SOUTHSIDE BANK



/s/ SAM DAWSON                              By:  /s/ ROBBIE N. EDMONSON
---------------------------------------          ------------------------------
    SAM DAWSON                                       ROBBIE N. EDMONSON
    Executive Vice President                         Executive Vice President

                                                     - BANK -

                                                 /s/ B. G. HARTLEY
                                                 ------------------------------
                                                     B. G. HARTLEY
                                                     EXECUTIVE

                               THIRD AMENDMENT TO
                         DEFERRED COMPENSATION AGREEMENT


     THIS AGREEMENT is entered into by and between SOUTHSIDE BANK of Tyler, Texas, a Texas banking corporation ("BANK"), and B. G. HARTLEY ("EXECUTIVE"), whereby it is agreed to as follows:

                                  WITNESSETH:

                                       I.

     BANK and EXECUTIVE entered into a Deferred Compensation Agreement dated February 13, 1984. Subsequent thereto, two Amendments to such Deferred Compensation Agreement have been executed and are in full force and effect as of this date. A question has arisen as to the construction of Paragraph VIII of the Deferred Compensation Agreement dated February 13, 1984, and the purpose of this Amendment is to clarify the intent of the parties as to such paragraph.

                                       II.

     It is the intent of the parties that the Deferred Compensation Agreement dated February 13, 1984, replace and be in lieu of the Deferred Compensation Agreement dated May 14, 1979, which was then in the original amount of THREE HUNDRED THOUSAND AND NO/100 ($300,000) DOLLARS. It is not intent of the parties that there be two Deferred Compensation Agreements for EXECUTIVE and that the Agreement dated February 13, 1984 and the Amendments thereto represent the only Deferred Compensation Agreement between BANK and EXECUTIVE.

     EXECUTED as of the 20th day of November, 1995.

ATTEST:                                 SOUTHSIDE BANK



/s/ ROBBIE N. EDMONSON                  By:  /s/ SAM DAWSON
------------------------------               ----------------------------------
    ROBBIE N. EDMONSON                  Name:    Sam Dawson
    Vice Chairman of the Board          Title:   Executive Vice President


                                             /s/ B. G. HARTLEY
                                             ----------------------------------
                                                 B. G. HARTLEY
                                                 Executive

                               FOURTH AMENDMENT TO
                         DEFERRED COMPENSATION AGREEMENT


STATE OF TEXAS  )

COUNTY OF SMITH )

     This AGREEMENT is entered into by and between Southside Bank of Tyler, Texas, a Texas banking corporation ("BANK"), and B.G. HARTLEY ("EXECUTIVE"), whereby it is agreed as follows:

                                   WITNESSETH:

                                       I.

     BANK and EXECUTIVE entered into a Deferred Compensation Agreement dated February 13, 1984. This Deferred Compensation Agreement has been modified by the First Amendment to Deferred Compensation Agreement dated June 28, 1990, and was subsequently amended with the Second Amendment to Deferred Compensation Agreement in 1994, and was subsequently amended with the Third Amendment to Deferred Compensation Agreement in 1995. The Deferred Compensation Agreement, as amended, has continued in full force and effect and is continuing in full force and effect through date of this amendment. BANK and EXECUTIVE desire to amend and modify the Deferred Compensation Agreement, with such fourth amendment to be effective immediately.

                                       II.

     The Board of Directors of BANK has determined that it is in the BANK's best interest to continue to encourage EXECUTIVE to continue his employment and association with the BANK. As such, BANK agrees to increase the amount which EXECUTIVE is entitled to receive under the Deferred Compensation Agreement.

                                      III.

     EXECUTIVE, at the earlier of his death or retirement (as the terms are defined in the Deferred Compensation Agreement), shall be entitled to receive an immediate cash payment of ONE HUNDRED EIGHTY-NINE THOUSAND FOUR HUNDRED THIRTY AND NO/100 DOLLARS ($189,430.00). Such payment shall be paid as a lump sum within thirty (30) days following the earlier of the two dates herein referenced.

                                       IV.

     In addition, EXECUTIVE shall be entitled to receive a lump sum amount at retirement or death, which ever occurs first, equal to the sum of FORTY-FIVE THOUSAND THIRTY AND NO/100 DOLLARS ($45,030.00) per year beginning with February 1, 2000 and each year thereafter until his retirement or death. The final year installment shall be prorated if it occurs before February 1 for the year in question.

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                                       V.

     Except as amended and modified by this Agreement, the parties hereto reaffirm and ratify the Deferred Compensation Agreement. The liabilities of the parties are governed by the Deferred Compensation Agreement as amended.

     EXECUTED as of the 21st day of December, 1999.

                                       SOUTHSIDE BANK



                                       By:  /s/ SAM DAWSON
                                            -----------------------------------
                                                SAM DAWSON, President


                                            /s/ B. G. HARTLEY
                                            -----------------------------------
                                                B. G. HARTLEY, Executive